UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 7, 2017

CYNERGISTEK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-27507	37-1867101
(Commission File Number)	(I.R.S. Employer Identification No.)

27271 Las Ramblas, Suite 200

Mission Viejo, California  92691

(Address of principal executive offices)

(949) 614-0700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

AUXILIO, INC.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

As disclosed below, Cynergistek, Inc., a Delaware corporation (“Cynergistek” or the “Company”) became the successor to Auxilio, Inc., a Nevada corporation (“Auxilio”), on September 7, 2017.  This Current Report on Form 8-K is being filed for the purpose of establishing Cynergistek as the successor issuer pursuant to Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to timely disclose events required to be disclosed on Form 8-K.

Item 1.01Entry into a Material Definitive Agreement

Reincorporation

On September 7, 2017 (the “Effective Date”), Auxilio, Inc., a Nevada corporation (“Auxilio”), changed its name and state of incorporation from the State of Nevada to the State of Delaware by merging (the “Reincorporation”) with and into its wholly owned subsidiary, CynergisTek, Inc., a Delaware corporation (the “Company” or “CynergisTek”), which was established for this purpose, pursuant to the terms of an Agreement and Plan of Merger, dated September 7, 2017, between Auxilio and the Company (“Merger Agreement”). A majority of the votes cast at Auxilio’s 2017 Annual Meeting of Stockholders held on June 8, 2017 voted to approve the Reincorporation.  Auxilio, as the sole stockholder of the Company, approved the Merger Agreement by written consent on September 7, 2017.  As a result of the Reincorporation, Auxilio has ceased to exist as a separate entity. As used herein, references to the “Registrant” means Auxilio prior to the Reincorporation, and the Company after the Reincorporation.

In accordance with Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the shares of common stock of the Company were deemed to be registered under Section 12(b) of the Exchange Act as a successor to Auxilio.

As of the Effective Date, the rights of the Registrant’s stockholders began to be governed by the General Corporation Law of the State of Delaware, the Company’s Certificate of Incorporation (the “Delaware COI”) and the By-Laws of the Company (the “Delaware By-Laws”).

The Reincorporation changed the name and legal domicile of the Registrant, but did not result in any change in the principal offices, business, management, capitalization, assets or liabilities of the Registrant. By operation of law, the Company succeeded to all of the assets and assumed all of the liabilities of Auxilio.  The officers and directors of Auxilio are the officers and directors of the Company.  In addition, the Registrant’s common stock, par value $0.001 per share (the “Common Stock”), will continue to trade on the NYSE American exchange.  Effective as of September 8, 2017, the Company’s trading symbol changed to “CTEK.”

On the Effective Date, each outstanding certificate representing shares of Auxilio’s common stock was deemed, without any action by the stockholders, to represent the same number of shares of the Company’s Common Stock. Auxilio stockholders may, but are not required to, exchange their stock certificates as a result of the Reincorporation.  The Company assumed and will continue any and all stock option, stock incentive and other equity-based award plans adopted by Auxilio (individually, an “Equity Plan” and, collectively, the “Equity Plans”), and reserved for issuance under each Equity Plan a number of shares of the Company’s Common Stock equal to the number of shares of common stock so reserved by Auxilio immediately prior to the effective time of the Reincorporation. Each unexercised option or other right to purchase Auxilio common stock granted under any such Equity Plan which was outstanding immediately prior to the Effective Date, upon the effective time of the Reincorporation, became an option or right to purchase the Company’s Common Stock on a one-to-one basis, and otherwise on the same terms and conditions and at the same exercise price per share applicable to any such option or stock purchase right of Auxilio. Each other equity-based award relating to Auxilio common stock granted or awarded under any of the Equity Plans which was outstanding immediately prior to the Effective Date, upon the effective time of the Reincorporation, became an award relating to the Company’s Common Stock on a one-to-one basis and otherwise on the same terms and conditions applicable to such award immediately prior to the effective time of the Reincorporation.

Additional information about the Reincorporation can be found in Auxilio’s Definitive Proxy Statement for the 2017 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 27, 2017 (the “Proxy Statement”).  The foregoing descriptions of the Delaware COI and the Delaware By-Laws are qualified in their entirety by the full text of Delaware COI and the Delaware By-Laws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and incorporated herein by reference.

Amended and Restated Credit Agreement

AvidBank, a California banking corporation (“AvidBank”), in its capacity as contractual representative for itself and ZB, N.A., DBA California Bank and Trust (“CBT”; together with AvidBank, the “Lenders”), consented to the Reincorporation.  In addition, on September 7, 2017, the Company entered into a Joinder Agreement (the “Joinder”) and a Supplement No. 1 to Security Agreement (“Security Agreement Supplement”) with the Lenders, whereby the Company became party to the Amended and Restated Credit Agreement dated as of January 13, 2017 (the “Credit Agreement”) and the Security Agreement dated as of January 13, 2017 (the “Security Agreement”), respectively, which were originally entered into between Lenders, Auxilio and certain subsidiaries of Auxilio.  Copies of the Credit Agreement and Security Agreement were attached as Exhibits 99.7 and 99.8, respectively, to the Company’s current report on Form 8-K filed with the SEC on January 17, 2017.

The foregoing description of the Merger Agreement, Joinder and Security Agreement Supplement does not purport to be complete and is qualified in its entirety by the entirety of the contents of such agreements, copies of which are filed as Exhibits 2.1, 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure required by this Item and included in Item 1.01 under “Amended and Restated Credit Agreement” is incorporated by reference.

Item 3.03Material Modification to Rights of Security Holders

The disclosure required by this Item and included in Item 1.01 under “Reincorporation” is incorporated by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure required by this Item and included in Item 1.01 under “Reincorporation” is incorporated by reference.  The Delaware COI is attached hereto as Exhibit 3.1 and the Delaware By-Laws are attached hereto as Exhibit 3.2.

Item 8.01Other Information

Two wholly owned subsidiaries of the Company also changed their corporate names in connection with the Reincorporation, as follows: (i) Auxilio Solutions, Inc., a California corporation, has changed its name to CTEK Solutions, Inc.; and (ii) CynergisTek, Inc., a Texas corporation, has changed its name to CTEK Security, Inc.

Item 9.01Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated September 7, 2017, between Auxilio, Inc. and CynergisTek, Inc.
3.1	Certificate of Incorporation of CynergisTek, Inc.
3.2	By-Laws of CynergisTek, Inc.
10.1	Joinder No. 1 to Amended and Restated Credit Agreement by CynergisTek, Inc.
10.2	Supplement No. 1 to Security Agreement between CynergisTek, Inc. and AvidBank, as agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNERGISTEK, INC.

Date:	September 8, 2017
By:	/s/ Paul T. Anthony
Name:	Paul T. Anthony
Title:	Chief Financial Officer